Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888) 503-5753

For Immediate Release

Friday, January 29, 2016

Tompkins Financial Corporation Reports Increased Fourth Quarter Earnings and Record Full Year Results

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT: TMP)

Tompkins Financial Corporation reported record diluted earnings per share of $3.87 for the year ended December 31, 2015, up 11.2% from $3.48 per share reported for the year ended December 31, 2014. The Company reported diluted earnings per share of $0.92 for the fourth quarter of 2015, an increase of 8.2% from the $0.85 reported for the fourth quarter of 2014.

Year-to-date results in 2015 included a non-recurring income item, which is more fully described in the non-GAAP disclosure tables included in this press release. Excluding this non-recurring item, diluted earnings per share for the year-to-date period ended December 31, 2015 reflected an increase of 4.3%.

President and CEO, Stephen S. Romaine said “We are pleased to report on continued strong earnings performance for the current quarter and annual periods. 2015 was our third consecutive year of record earnings. Strong growth in the loan portfolio was a key driver of our success during the current year, which helped offset the negative impact of a declining net interest margin.”

Selected highlights for FOURTH quarter:

▪

Year end loan balances were up 11.2% over December 31, 2014, and are up 3.8% over the most recent prior quarter end.

▪

Noninterest-bearing deposits were up 11.3% compared to prior year-end, and up 2.4% compared to the most recent prior quarter.

▪

Credit quality continues to improve with nonperforming assets down 13.3% compared to the fourth quarter of 2014, and down 7.3% compared to third quarter of 2015.

▪

Criticized and Classified loan balances were down 33.8% from the fourth quarter of 2014, and down 21.1% compared to third quarter of 2015.

▪

Net interest income for the fourth quarter of 2015 was up 4.2% compared to fourth quarter of 2014, and up 2.5% compared to the most recent prior quarter.

▪

Tangible book value per share increased 7.1% from the fourth quarter of 2014, and was down 0.6% from the most recent prior quarter. Refer to Non-GAAP disclosure for additional details on tangible book value per share.

NET INTEREST INCOME

Net interest income of $43.4 million for the fourth quarter of 2015 reflected an increase of 2.5% when compared to the most recent prior quarter end, and an increase of 4.2% when compared to the same period in 2014. Year-to-date net interest income of $168.4 million was up 2.8% compared to the same period in 2014. Growth in loans helped offset the decline in the net interest margin, which was 3.35% for the fourth quarter 2015 and prior quarter, and 3.53% for the fourth quarter 2014.

Average loan balances for the year ended December 31, 2015, were up 9.0%, and average deposit balances were up 4.7% compared to average balances for the year ended December 31, 2014.

NONINTEREST INCOME

Noninterest income represented 29.9% of total revenues for the year ended December 31, 2015, compared to 30.2% in 2014. Noninterest income was $17.9 million for the fourth quarter of 2015, and $71.9 million year-to-date, down 0.8% and up 1.7%, respectively, when compared to the same periods last year. Contributing to the year-to-date growth were an increase in insurance revenue of $797,000, an increase in net gains on the sale of securities of $717,000, and an increase in net gains on the sale of other real estate owned of $355,000.

NONINTEREST EXPENSE

Noninterest expense was $39.4 million for the fourth quarter of 2015, which was in line with the same period last year. Year-to-date noninterest expense of $149.9 million was down 3.1% compared to the year-to-date period in 2014. Year-to-date results included a $6.0 million gain on a pension plan curtailment recorded in the second quarter of 2015. The curtailment gain is related to a freeze of the Company’s defined benefit pension plan, which has been replaced with a more flexible defined contribution pension plan.

ASSET QUALITY

Asset quality remained strong in the fourth quarter of 2015. Fourth quarter nonperforming assets were down 13.3% compared to same period in 2014, and down 7.3% compared to the most recent prior quarter end. Nonperforming assets represented 0.43% of total assets at December 31, 2015, down from 0.47% at the prior quarter end, and 0.54% at the prior year end. Nonperforming asset levels continue to be well below the most recent Federal Reserve Board Peer Group Average1 of 0.97%. Substandard and Special Mention loan balances decreased by 32.3% compared to year end 2014, and by 19.3% compared to the most recent prior quarter.

Provision for loan and lease losses was $1.5 million for the current quarter, and $2.9 million for the full year ended December 31, 2015, compared to $1.6 million and $2.3 million for the respective periods in 2014. The year-over-year increase in provision expense is primarily due to growth in the loan portfolio.

The Company’s allowance for originated loan and lease losses increased to $31.3 million at December 31, 2015, up from $28.2 million at December 31, 2014. This increase in the allowance is mainly due to loan growth and is partially offset by improved asset quality. This allowance represented 0.95% of originated loans and leases at December 31, 2015, compared to 0.99% a year earlier. The total allowance represented 146.74% of total nonperforming loans and leases at December 31, 2015, up from 128.4% at December 31, 2014.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets of 8.82% is up from 8.75% at December 31, 2014. The ratio of tangible common equity to tangible assets (refer to Non-GAAP disclosures) of 7.37% was in line with the 7.40% reported at December 31, 2014.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	12/31/2015	12/31/2014

Cash and noninterest bearing balances due from banks	$56,261	$53,921
Interest bearing balances due from banks	1,996	2,149
Cash and Cash Equivalents	58,257	56,070

Trading securities, at fair value	7,368	8,992
Available-for-sale securities, at fair value (amortized cost of $1,390,255 at December 31,
2015 and $1,397,458 at December 31, 2014)	1,385,684	1,402,236
Held-to-maturity securities, at amortized cost (fair value of $146,686 at December 31, 2015
and $89,036 at December 31, 2014)	146,071	88,168
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,310,768	2,839,974
Acquired loans and leases, covered (3)	14,031	19,319
Acquired loans and leases, non-covered (3)	447,243	533,995
Less: Allowance for loan and lease losses	32,004	28,997
Net Loans and Leases	3,740,038	3,364,291

FDIC indemnification asset	158	1,903
Federal Home Loan Bank stock	29,969	21,259
Bank premises and equipment, net	60,331	59,800
Corporate owned life insurance	75,792	73,725
Goodwill	91,792	92,243
Other intangible assets, net	12,448	14,649
Accrued interest and other assets	82,087	86,225
Total Assets	$5,689,995	$5,269,561

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,401,519	2,247,708
Time	855,133	898,081
Noninterest bearing	1,138,654	1,023,365
Total Deposits	4,395,306	4,169,154

Federal funds purchased and securities sold under agreements to repurchase	136,513	147,037
Other borrowings, including certain amounts at fair value of $10,576 at December 31, 2015
and $10,961 at December 31, 2014	536,285	356,541
Trust preferred debentures	37,509	37,337
Other liabilities	67,916	69,909
Total Liabilities	$5,173,529	$4,779,978

EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
15,015,594 at December 31, 2015; and 14,931,354 at December 31, 2014	1,502	1,493
Additional paid-in capital	350,823	348,889
Retained earnings	197,445	165,160
Accumulated other comprehensive loss	(31,001)	(24,011)
Treasury stock, at cost – 113,787 shares at December 31, 2015, and 111,436 shares
at December 31, 2014	(3,755)	(3,400)

Total Tompkins Financial Corporation Shareholders’ Equity	515,014	488,131
Noncontrolling interests	1,452	1,452
Total Equity	$516,466	$489,583
Total Liabilities and Equity	$5,689,995	$5,269,561

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended		Twelve Months Ended
(In thousands, except per share data) (Unaudited)	12/31/2015	12/31/2014	12/31/2015	12/31/2014
INTEREST AND DIVIDEND INCOME
Loans	$39,966	$38,366	$154,636	$150,966
Due from banks	1	0	4	2
Trading securities	82	97	352	418
Available-for-sale securities	7,306	7,661	29,525	31,298
Held-to-maturity securities	915	373	3,100	999
Federal Home Loan Bank stock and Federal Reserve Bank stock	295	194	1,129	810
Total Interest and Dividend Income	48,565	46,691	188,746	184,493
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	309	348	1,367	1,370
Other deposits	2,247	2,388	9,084	9,711
Federal funds purchased and securities sold under agreements to
repurchase	689	684	2,709	2,947
Trust preferred debentures	582	573	2,308	2,287
Other borrowings	1,301	1,006	4,897	4,368
Total Interest Expense	5,128	4,999	20,365	20,683
Net Interest Income	43,437	41,692	168,381	163,810
Less: Provision for loan and lease losses	1,533	1,555	2,945	2,306
Net Interest Income After Provision for Loan and Lease Losses	41,904	40,137	165,436	161,504
NONINTEREST INCOME
Insurance commissions and fees	6,945	6,666	29,286	28,489
Investment services income	3,898	3,945	15,416	15,493
Service charges on deposit accounts	2,513	2,394	9,325	9,404
Card services income	1,993	1,974	7,837	7,942
Mark-to-market loss on trading securities	(89)	(89)	(295)	(269)
Mark-to-market gain on liabilities held at fair value	159	71	385	331
Other income	2,488	2,854	8,878	8,984
Gain on sale of available-for-sale securities	3	241	1,108	391
Total Noninterest Income	17,910	18,056	71,940	70,765
NONINTEREST EXPENSES
Salaries and wages	18,388	17,699	72,707	69,558
Pension and other employee benefits	5,182	5,138	16,025	21,102
Net occupancy expense of premises	3,009	2,908	12,312	12,203
Furniture and fixture expense	1,681	1,461	6,146	5,708
FDIC insurance	774	678	2,992	2,906
Amortization of intangible assets	510	525	2,013	2,095
Other operating expense	9,826	10,609	37,667	41,121
Total Noninterest Expenses	39,370	39,018	149,862	154,693
Income Before Income Tax Expense	20,444	19,175	87,514	77,576
Income Tax Expense	6,557	6,453	28,962	25,404
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	13,887	12,722	58,552	52,172
Less: Net income attributable to noncontrolling interests	33	33	131	131
Net Income Attributable to Tompkins Financial Corporation	$13,854	$12,689	$58,421	$52,041
Basic Earnings Per Share	$0.93	$0.86	$3.91	$3.51
Diluted Earnings Per Share	$0.92	$0.85	$3.87	$3.48

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	December 31, 2015			December 31, 2015			December 31, 2014
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$2,070	$1	0.19%	$1,812	$4	0.22%	$1,014	$2	0.20%
Securities (4)
U.S. Government securities	1,441,597	7,693	2.12%	1,441,420	30,500	2.12%	1,332,449	30,384	2.28%
Trading securities	7,621	82	4.32%	8,231	352	4.28%	10,068	418	4.15%
State and municipal (5)	93,425	823	3.49%	88,504	3,308	3.74%	85,402	3,290	3.85%
Other securities (5)	3,917	30	3.04%	3,785	121	3.20%	4,489	139	3.10%
Total securities	1,546,560	8,628	2.21%	1,541,940	34,281	2.22%	1,432,408	34,231	2.39%
FHLBNY and FRB stock	24,861	295	4.71%	24,046	1,129	4.70%	19,168	810	4.23%

Total loans and leases, net of unearned income (5)(6)	3,687,488	40,675	4.38%	3,531,945	157,222	4.45%	3,238,992	152,958	4.72%
Total interest-earning assets	5,260,979	49,599	3.74%	5,099,743	192,636	3.78%	4,691,582	188,001	4.01%

Other assets	363,372			355,471			375,073

Total assets	5,624,351			5,455,214			5,066,655

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,453,336	957	0.15%	2,363,087	3,821	0.16%	2,286,707	4,312	0.19%
Time deposits	867,140	1,599	0.73%	895,391	6,630	0.74%	904,040	6,769	0.75%
Total interest-bearing deposits	3,320,476	2,556	0.31%	3,258,478	10,451	0.32%	3,190,747	11,081	0.35%

Federal funds purchased & securities sold under
agreements to repurchase	143,389	689	1.91%	137,917	2,709	1.96%	145,876	2,947	2.02%
Other borrowings	429,361	1,301	1.20%	417,737	4,897	1.17%	251,312	4,368	1.74%
Trust preferred debentures	37,481	582	6.16%	37,417	2,308	6.17%	37,249	2,287	6.14%
Total interest-bearing liabilities	3,930,707	5,128	0.52%	3,851,549	20,365	0.53%	3,625,184	20,683	0.57%

Noninterest bearing deposits	1,107,370			1,029,545			903,628
Accrued expenses and other liabilities	67,745			66,366			54,244
Total liabilities	5,105,822			4,947,460			4,583,056

Tompkins Financial Corporation Shareholders’ equity	516,988			506,243			482,087
Noncontrolling interest	1,541			1,511			1,512
Total equity	518,529			507,754			483,599

Total liabilities and equity	$5,624,351			$5,455,214			$5,066,655
Interest rate spread			3.22%			3.25%			3.44%
Net interest income/margin on earning assets		44,471	3.35%		172,271	3.38%		167,318	3.57%

Tax Equivalent Adjustment		(1,034)			(3,890)			(3,508)

Net interest income per consolidated financial statements		$43,437			$168,381			$163,810

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Dec-15

Period End Balance Sheet
Securities	$1,539,123	$1,542,332	$1,536,374	$1,555,597	$1,499,396	$1,539,123
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,310,768	3,149,386	3,013,968	2,898,533	2,839,974	3,310,768
Acquired loans and leases (3)	461,274	484,927	507,963	529,024	553,314	461,274
Allowance for loan and lease losses	32,004	30,965	30,091	29,485	28,997	32,004
Total assets	5,689,995	5,594,718	5,436,136	5,357,533	5,269,561	5,689,995
Total deposits	4,395,306	4,437,073	4,204,089	4,282,766	4,169,154	4,395,306
Federal funds purchased and securities sold under agreements to repurchase	136,513	134,941	131,063	135,769	147,037	136,513
Other borrowings	536,285	398,946	493,326	330,850	356,541	536,285
Trust preferred debentures	37,509	37,466	37,423	37,380	37,337	37,509
Total common equity	515,014	516,409	503,877	502,811	488,131	515,014
Total equity	516,466	517,959	505,394	504,296	489,583	516,466

Average Balance Sheet
Average earning assets	$5,260,979	$5,138,665	$5,038,586	$4,956,972	$4,799,027	$5,099,743
Average assets	5,624,351	5,486,645	5,391,114	5,315,002	5,193,347	5,455,214
Average interest-bearing liabilities	3,930,707	3,856,025	3,835,430	3,782,355	3,668,311	3,851,549
Average equity	518,529	509,518	505,667	497,047	495,531	507,754

Share data
Weighted average shares outstanding (basic)	14,719,394	14,739,915	14,751,844	14,701,397	14,639,631	14,728,193
Weighted average shares outstanding (diluted)	14,869,103	14,866,735	14,878,107	14,837,935	14,765,855	14,863,026
Period-end shares outstanding	14,979,684	14,905,576	14,942,107	14,962,079	14,895,444	14,979,684
Common equity book value per share	$34.38	$34.65	$33.72	$33.61	$32.77	$34.38
Tangible book value per share (Non-GAAP)	$27.48	$27.64	$26.71	$26.56	$25.66	$27.48

Income Statement
Net interest income	$43,437	$42,386	$41,330	$41,228	$41,692	$168,381
Provision (Credit) for loan/lease losses	1,533	281	922	209	1,555	2,945
Noninterest income	17,910	17,422	18,962	17,646	18,056	71,940
Noninterest expense	39,370	37,882	32,918	39,692	39,018	149,862
Income tax expense	6,557	7,115	9,030	6,260	6,453	28,962
Net income attributable to Tompkins Financial Corporation	13,854	14,497	17,390	12,680	12,689	58,421
Noncontrolling interests	33	33	32	33	33	131
Basic earnings per share (9)	$0.93	$0.97	$1.16	$0.85	$0.86	$3.91
Diluted earnings per share (9)	$0.92	$0.96	$1.15	$0.84	$0.85	$3.87

Nonperforming Assets
Originated nonaccrual loans and leases	$13,506	$14,821	$14,566	$13,811	$14,299	$13,506
Acquired nonaccrual loans and leases	4,331	4,908	5,030	4,683	4,729	4,331
Originated loans and leases 90 days past due and accruing	58	57	58	236	106	58
Troubled debt restructurings not included above	3,915	3,465	1,939	1,589	3,444	3,915
Total nonperforming loans and leases	21,810	23,251	21,593	20,319	22,578	21,810
OREO (8)	2,692	3,188	2,570	5,816	5,683	2,692
Total nonperforming assets	$24,502	$26,439	$24,163	$26,135	$28,261	$24,502

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Dec-15		Sep-15		Jun-15		Mar-15		Dec-14		Dec-15
Loans and leases 30-89 days past due and
accruing (2)		$3,280		$3,550		$3,315		$2,438		$6,849		$3,280
Loans and leases 90 days past due and accruing (2)		58		57		58		236		106		58
Total originated loans and leases past due and accruing (2)		3,338		3,607		3,373		2,674		6,955		3,338

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)		$276		$309		$455		$547		$533		$276
Covered loans and leases 90 days or more past
due and accruing (3)(7)		524		508		674		682		914		524
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)		933		1,028		917		2,546		1,186		933
Non-covered loans and leases 90 days past
due and accruing (3)(7)		1,991		2,069		3,031		2,811		2,614		1,991
Total acquired loans and leases past due and accruing		3,724		3,914		5,077		6,586		5,247		3,724
Total loans and leases past due and accruing		$7,062		$7,521		$8,450		$9,260		$12,202		$7,062

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$30,450		$29,428		$28,690		$28,156		$27,185		$28,156
Provision for loan and lease losses		1,185		173		769		340		1,102		2,467
Net loan and lease charge-offs (recoveries)		323		(849)		31		(194)		131		(689)
Allowance for loan and lease losses (originated		31,312		30,450		29,428		28,690		28,156		31,312
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$515		$663		$795		$841		$601		$841
Provision (Credit) for loan and lease losses		348		108		153		(131)		453		478
Net loan and lease charge-offs (recoveries)		171		256		285		(85)		213		627
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		692		515		663		795		841		692

Total allowance for loan and lease losses		$32,004		$30,965		$30,091		$29,485		$28,997		$32,004

Loan Classification - Originated Portfolio
Special Mention		$19,657		$25,133		$25,706		$34,965		$36,331		$19,657
Substandard		18,186		19,937		21,600		19,150		19,970		18,186
Loan Classification - Acquired Portfolio
Special Mention		540		1,446		1,589		5,053		5,758		540
Substandard		17,007		23,683		21,932		21,752		21,567		18,238
Loan Classifications - Total Portfolio
Special Mention		20,197		26,579		27,295		40,018		42,089		20,197
Substandard		35,193		43,620		43,532		40,902		41,537		36,424

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Dec-15
Nonperforming loans and leases/total loans and leases (7)	0.58%	0.64%	0.61%	0.59%	0.67%	0.58%
Nonperforming assets/total assets	0.43%	0.47%	0.44%	0.49%	0.54%	0.43%
Allowance for originated loan and lease losses/total originated loans and leases	0.95%	0.97%	0.98%	0.99%	0.99%	0.95%
Allowance/nonperforming loans and leases	146.74%	133.18%	139.36%	145.11%	128.43%	146.74%
Net loan and lease losses (recoveries) annualized/total average loans and leases	0.05%	(0.07%)	0.04%	(0.03%)	0.04%	(0.00%)

Capital Adequacy (period-end)
Tier 1 capital / average assets *	8.82%	8.89%	8.92%	8.85%	8.75%	8.82%
Total capital / risk-weighted assets *	13.03%	13.29%	13.46%	13.37%	13.60%	13.03%
*Beginning with March 31, 2015, ratios are calculated utilizing Basel III regulatory capital framework

Profitability
Return on average assets *	0.98%	1.05%	1.29%	0.97%	0.97%	1.07%
Return on average equity *	10.63%	11.29%	13.79%	10.35%	10.16%	11.51%
Net interest margin (TE) *	3.35%	3.35%	3.37%	3.45%	3.53%	3.38%
* Quarterly ratios have been annualized

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share
Net income available to common shareholders	$13,854	$14,497	$17,390	$12,680	$12,689	$58,421
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards	229	189	234	182	150	834
Adjusted net income available to common shareholders	13,625	14,308	17,156	12,498	12,539	57,587
Gain on pension plan curtailment (net of tax)	0	0	(3,602)	0	0	(3,602)
Net operating income (Non-GAAP)	13,625	14,308	13,554	12,498	12,539	54,349
Weighted average shares outstanding (diluted)	14,869,103	14,866,735	14,878,107	14,837,935	14,765,855	14,863,026
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.92	$0.96	$0.91	$0.84	$0.85	$3.66

Non-GAAP Disclosure - Tangible Common Equity / Tangible Assets
Total Common equity	$515,014	$516,409	$503,877	$502,811	$488,131	$515,014
Less: Goodwill and intangibles (10)	103,347	104,349	104,845	105,344	105,852	103,347
Tangible common equity	411,667	412,060	399,032	397,467	382,279	411,667
Total assets	5,689,995	5,594,718	5,436,136	5,357,533	5,269,561	5,689,995
Less: Goodwill and intangibles (10)	103,347	104,349	104,845	105,344	105,852	103,347
Tangible assets	5,586,648	5,490,369	5,331,291	5,252,189	5,163,709	5,586,648
Tangible common equity / tangible assets (Non-GAAP)	7.37%	7.51%	7.48%	7.57%	7.40%	7.37%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure - Return on Average	Quarter-Ended					Year-Ended
Tangible Common Equity	Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Dec-15
Net income available to common shareholders	$13,854	$14,497	$17,390	$12,680	$12,689	$58,421
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards	229	189	234	182	150	834
Adjusted net income available to common shareholders	13,625	14,308	17,156	12,498	12,539	57,587
Gain on pension plan curtailment (net of tax)	0	0	(3,602)	0	0	(3,602)
Net operating income (Non-GAAP)	13,625	14,308	13,554	12,498	12,539	54,349
Amortization of intangibles (net of tax)	306	298	300	304	315	1,208
Adjusted net operating income (Non-GAAP)	13,931	14,606	13,854	12,802	12,854	55,557
Average common equity	516,988	507,984	504,166	495,579	493,986	506,243
Less: Average goodwill and intangibles (10)	103,963	104,633	105,130	105,644	106,151	104,837
Average tangible common equity capital	413,025	403,351	399,036	389,935	387,835	401,406
Adjusted operating return on average tangible common equity (annualized) (Non-GAAP)	13.39%	14.37%	13.93%	13.32%	13.15%	14.07%

Non-GAAP Disclosure - Tangible Book Value Per Share
Total common equity	$515,014	$516,409	$503,877	$502,811	$488,131	$515,014
Less: Goodwill and intangibles (10)	103,347	104,349	104,845	105,344	105,852	103,347
Tangible common equity	411,667	412,060	399,032	397,467	382,279	411,667
Ending shares outstanding	14,979,684	14,905,576	14,942,107	14,962,079	14,895,444	14,979,684
Tangible book value per share (Non-GAAP)	$27.48	$27.64	$26.71	$26.56	$25.66	$27.48

Non-GAAP Disclosure - YTD adjusted diluted earnings per share
		Dec-15	Dec-14
Net income available to common shareholders		$58,421	$52,041
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards		834	503
Adjusted net income available to common shareholders		57,587	51,538
Gain on pension plan curtailment		(3,602)	0
Net operating income (Non-GAAP)		53,985	51,538
Weighted average shares outstanding (diluted)		14,863,026	14,789,624
Adjusted diluted earnings per share (Non-GAAP)		$3.63	$3.48

(1) Federal Reserve peer ratio as of September 30, 2015, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) “Originated” equals loans and leases not included by definition in “acquired loans”.
(3)”Acquired Loans and Leases” equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. “Covered Loans” are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation’s estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.
(10) “Goodwill and intangibles” equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.